UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 6, 2026

(Date of earliest event reported)

Roku, Inc.

(Roku, LLC, as successor by merger to Roku, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1173 Coleman Ave, San Jose, California

(Address of principal executive offices)

95110

(Zip Code)

(408) 556-9040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROKU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed by Roku, Inc. (“Roku” or the “Company”) in connection with the completion on November 6, 2026 (the “Closing Date”), of the previously announced acquisition of Roku by Fox Corporation (“FOX”), pursuant to the Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), dated as of June 14, 2026, by and among Roku, FOX, Falcon Merger Sub 1, Inc., a Delaware corporation and a direct, wholly owned subsidiary of FOX (“Merger Sub 1”), and Falcon Merger Sub 2, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of FOX (“Merger Sub 2”).

Pursuant to the Merger Agreement, on the Closing Date, (i) Merger Sub 1 was merged with and into Roku (the “First Merger”), with Roku being the surviving corporation in the First Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of FOX, and (ii) immediately following the First Merger, and as the second step in a single integrated transaction with the First Merger, the Surviving Corporation was merged with and into Merger Sub 2 (the “Second Merger,” and together with the First Merger, the “Mergers”), with Merger Sub 2 continuing as the surviving entity in the Second Merger and as a wholly owned subsidiary of FOX (the “Surviving Company”) and being renamed “Roku, LLC”.

The summary of the transactions contemplated by the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Roku with the Securities and Exchange Commission (the “SEC”) on June 15, 2026, and is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers, on the Closing Date, Roku terminated the Credit Agreement, dated as of September 16, 2024, among Roku, Citibank, N.A., as administrative agent, and the lenders from time to time party thereto (as amended, restated, supplemented, or otherwise modified from time to time prior to the Closing Date, the “Existing Roku Credit Agreement”). In connection with the termination of the Existing Roku Credit Agreement, all obligations, fees and other amounts (other than obligations not then due and payable or that by their terms survive the termination thereof) outstanding thereunder were paid in full and discharged, all commitments to extend credit thereunder were terminated and all liens and guaranties granted in connection therewith were released. There were no borrowings outstanding under the Existing Roku Credit Agreement at the time of the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.02, 3.01, 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Merger Consideration

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share of Class A common stock, par value $0.0001 per share, of the Company (the “Company Class A Common Stock” and each share of Class B common stock, par value $0.0001 per share, of the Company (the “Company Class B Common Stock”) and, together with the Company Class A Common Stock, the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than, (i) shares of Company Common Stock that were held immediately prior to the Effective Time (a) directly or indirectly, by any wholly-owned subsidiary of Roku, (b) by Roku (or in Roku’s treasury), or (c) directly or indirectly, by FOX, Merger Sub 1, Merger Sub 2 or any other wholly-owned subsidiary of FOX or (ii) shares of Company Common Stock held by holders who properly demanded appraisal of such shares in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”) and otherwise complied with Section 262 of the DGCL (such shares, “Dissenting Shares”)) was converted into the right to receive (i) 0.9799 (the “Exchange Ratio”) of a share of Class A common stock, par value $0.01 per share, of FOX (the “FOX Class A Common Stock”), together with cash in lieu of fractional shares of FOX Class A Common Stock in accordance with the Merger Agreement, without interest, and (ii) $95.30 in cash, without interest (the “Per Share Cash Amount”), after giving effect to the adjustment to the Exchange Ratio and Per Share Cash Amount in the Merger Agreement to account for Dissenting Shares (the foregoing clauses (i) and (ii), collectively, the “Merger Consideration”), subject to applicable withholding taxes. No fractional shares of FOX Class A Common Stock are being issued in the Mergers and Roku stockholders are entitled to receive cash in lieu of any fractional shares, as specified in the Merger Agreement.

Treatment of Equity Awards

Immediately prior to the Effective Time, by virtue of the First Merger, each unvested restricted stock unit of the Company outstanding immediately prior to the Effective Time (each, an “Unvested Company RSU”) was cancelled and converted into the right to receive (1) a Converted RSU Cash Award and (2) a Converted RSU Equity Award as set forth below:

•

Each Converted RSU Cash Award provides the holder with the right to receive a payment in respect of each share of Company Common Stock that was subject to the applicable Unvested Company RSU immediately prior to the Effective Time equal to the Per Share Cash Amount (a “Converted RSU Cash Award”). Each Converted RSU Cash Award will be subject to the same vesting schedule that was applicable to such Unvested Company RSU immediately prior to the Effective Time (and any contractual acceleration rights that would have otherwise applied to such Unvested Company RSU will apply to the Converted RSU Cash Award). Payment of each Converted RSU Cash Award may be made in the form of cash or FOX Class A Common Stock, or a combination thereof, as determined by FOX in its sole discretion, with the value of the FOX Class A Common Stock determined based on the closing trading price of FOX Class A Common Stock on the last trading day immediately prior to the applicable payment date.

•

Each Converted RSU Equity Award is an award of FOX restricted stock units that provides the holder with the right to receive a number of shares of FOX Class A Common Stock equal to the product of (rounded to the nearest whole number of shares): (i) the number of shares of Company Common Stock subject to such Unvested Company RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio (a “Converted RSU Equity Award”). Each Converted RSU Equity Award is subject to the terms and conditions of the Fox Corporation 2019 Shareholder Alignment Plan, as amended (the “FOX Stock Plan”), provided that the applicable vesting schedule and any contractual acceleration rights that would have otherwise applied to such Unvested Company RSU apply to such Converted RSU Equity Award.

As of immediately prior to the Effective Time, there were no vested unsettled restricted stock units of the Company outstanding.

Immediately prior to the Effective Time, by virtue of the First Merger, each option to purchase Company Common Stock (“Company Option”) that was an In-the-Money Company Option (as defined in the Merger Agreement) and that was vested, outstanding and unexercised immediately prior to the Effective Time (each, a “Vested In-the-Money Company Option”) was cancelled and automatically converted into the right to receive, without interest and subject to deduction for any required withholding, for each share of Company Common Stock subject to such Vested In-the-Money Company Option immediately prior to the Effective Time, the Merger Consideration reduced by the applicable per share exercise price for such Vested In-the-Money Company Option, which will be paid in the same proportion of FOX Class A Common Stock and cash as the Merger Consideration, together with cash in lieu of any fractional shares.

Immediately prior to the Effective Time, by virtue of the First Merger, each Company Option that was an Out-of-the-Money Company Option (as defined in the Merger Agreement) and that was outstanding and unexercised immediately prior to the Effective Time was cancelled for no consideration.

Immediately prior to the Effective Time, by virtue of the First Merger, each Company Option that was unvested and outstanding immediately prior to the Effective Time (each, an “Unvested Company Option”) was cancelled and converted into the right to receive (1) a Converted Option Cash Award and (2) a Converted Option Equity Award as set forth below:

•

Each Converted Option Cash Award provides the holder with the right to receive a payment in respect of each share of Company Common Stock subject to such Unvested Company Option immediately prior to the Effective Time equal to (i) the Per Share Cash Amount minus (ii) the product of (x) the applicable exercise price per share of such Unvested Company Option and (y) 60% (a “Converted Option Cash Award”). Each Converted Option Cash Award will be subject to the same vesting schedule that was applicable to such Unvested Company Option immediately prior to the Effective Time (and any contractual acceleration rights that would otherwise have applied to such Unvested Company Option will continue to apply to the Converted Option Cash Award following the Effective Time). Payment of the Converted Option Cash Award may be made in the form of cash or FOX Class A Common Stock, or a combination thereof, as determined by FOX in its sole discretion, with the value of the FOX Class A Common Stock determined based on the closing trading price of FOX Class A Common Stock on the last trading day immediately prior to the applicable payment date.

•

Each Converted Option Equity Award is a stock option award that provides the holder with the right to purchase a number of shares of FOX Class A Common Stock under the FOX Stock Plan equal to the product of (rounded down to the nearest whole number of shares): (i) the number of shares of Company Common Stock subject to such Unvested Company Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with an exercise price per share (rounded up to the nearest whole cent) equal to: (x) the exercise price per share applicable to such Unvested Company Option immediately prior to the Effective Time divided by (y) the Exchange Ratio, multiplied by (z) 40% (a “Converted Option Equity Award”). Each Converted Option Equity Award is subject to the terms and conditions of the FOX Stock Plan, provided that the applicable vesting schedule and any contractual acceleration rights that would otherwise have applied to the applicable Unvested Company Option immediately prior to the Effective Time apply to such Converted Option Equity Award.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers, on November 6, 2026, Roku notified the NASDAQ Global Select Market (“Nasdaq”) that the Mergers were consummated and requested that Nasdaq halt trading of the Company Class A Common Stock. Trading of the Company Class A Common Stock on Nasdaq will be halted prior to the opening of trading on November 9, 2026.

In addition, on November 6, 2026, Roku requested that Nasdaq file with the SEC a notification of removal from listing and/or registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Company Class A Common Stock is no longer listed on Nasdaq and apply to terminate the registration of the Company Class A Common Stock under Section 12(b) of the Exchange Act. Nasdaq is expected to file the Form 25 on November 6, 2026. As a result of the Form 25 filing, the Company Class A Common Stock, which previously traded under the symbol “ROKU”, will no longer be listed on Nasdaq.

Roku intends to file a certification on Form 15 with the SEC regarding the deregistration of the Company Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of Roku’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.02, 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Roku other than the right to receive the Merger Consideration pursuant to the Merger Agreement (or, in the case of holders of Dissenting Shares, the rights provided under Section 262 of the DGCL).

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the First Merger, at the Effective Time on November 6, 2026, a change in control of Roku occurred, and Roku became a wholly owned subsidiary of FOX.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Items 2.01, and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers and as contemplated by the Merger Agreement, each of Anthony Wood, Jeffrey Blackburn, Mai Fyfield, Jeffrey Hastings, Laurie Simon Hodrick, Neil Hunt, Gina Luna and Ray Rothrock resigned from the board of directors of Roku and all committees thereof, effective as of the Effective Time. Such resignations were not the result of any disagreement with Roku on any matter relating to Roku’s operations, policies or practices. In accordance with the Merger Agreement, at the effective time of the Second Merger, each of the members of the board of managers of Merger Sub 2 as of immediately prior to the closing of the Mergers became the managers of the Surviving Company.

As of the Effective Time, each of the executive officers of the Company as of immediately prior to the Effective Time ceased to be officers of the Company. In accordance with the Merger Agreement, the officers of Merger Sub 2 as of immediately prior to the Effective Time continued as the officers of the Surviving Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, pursuant to the Merger Agreement, the certificate of incorporation and bylaws of Roku, each as in effect immediately prior to the Effective Time, were amended and restated in their entirety to read as the certificate of incorporation and bylaws of Merger Sub 1, each as in effect immediately prior to the Effective Time.

Pursuant to the Merger Agreement, following the consummation of the Second Merger, Roku ceased to exist and the Surviving Company continued as the surviving entity. Pursuant to the Merger Agreement, the certificate of formation and limited liability company agreement of Merger Sub 2, each as in effect immediately prior to the Second Effective Time, became the certificate of formation and limited liability company agreement of the Surviving Company, subject to certain changes as set forth in the Merger Agreement and except that the name of the Surviving Company became “Roku, LLC.” The certificate of formation, as amended, and the amended and restated limited liability company agreement of the Surviving Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 14, 2026, by and among Fox Corporation, Roku, Inc., Falcon Merger Sub 1, Inc. and Falcon Merger Sub 2, LLC (incorporated herein by reference to Exhibit 2.1 to Roku’s Current Report on Form 8-K filed with the SEC on June 15, 2026).

3.1	Certificate of Formation of Roku, LLC (formerly known as Falcon Merger Sub 2, LLC).

3.2	Amended and Restated Limited Liability Company Agreement of Roku, LLC.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, LLC (as successor by merger to Roku, Inc.)

By:	/s/ Nicholas Trutanich
Nicholas Trutanich
Executive Vice President and Assistant Secretary

Date: November 6, 2026